UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Dror Ortho-Design, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51783	85-0461778
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Shatner Street 3 Jerusalem, Israel	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972 (0)74-700-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 23, 2025, Dror Ortho-Design, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). As of the close of business on May 19, 2025, the record date for the Special Meeting, there were (i) 956,997,116 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), outstanding and entitled to vote on the proposals described below and (ii) 5,847,937 shares of Series A Convertible Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), outstanding, which were entitled to cast an aggregate of 584,793,700 votes (subject to beneficial ownership limitations) on the proposals described below.

The matters described below were submitted to a vote of the holders of the Company’s Common Stock and Series A Preferred Stock at the Special Meeting. Each proposal is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 20, 2025 (the “Proxy Statement”). All proposals were approved by the Company’s stockholders.

1.	Approval of the adoption of an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock, at a ratio in the range of 1-for-2 to 1-for-2,000 (the “Reverse Stock Split”), with the exact exchange ratio and timing to be determined at the discretion of the Company’s board of directors (the “Board”) but prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by the Company’s stockholders at the Special Meeting and to be set forth in a public announcement.

For	Against	Abstain
890,694,033	6,668,513	-

2.	Approval of a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal.

For	Against	Abstain
897,331,546	31,000	-

For more information about the foregoing proposals, see the Proxy Statement, the relevant portions of which are incorporated herein by reference. The results reported above are final voting results. No other matters were considered or voted upon at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2025	Dror Ortho-Design, Inc.

	By:	/s/ Eliyahu (Lee) Haddad
Eliyahu (Lee) Haddad
Chief Executive Officer